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                                                                    EXHIBIT 10.1

        CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL
                                    OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-QSB of The viaLink Company for the quarter ended June 30, 2002, we hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

         (1) such Quarterly Report on Form 10-QSB of The viaLink Company for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-QSB of The viaLink Company for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of The viaLink Company.



                                         /s/ Warren D. Jones
                                         ---------------------------------------
                                         Warren D. Jones
                                         Chief Executive Officer

Date:  August 13, 2002



                                         /s/ Brian M. Carter
                                         ---------------------------------------
                                         Brian M. Carter
                                         Vice President, Finance and Chief
                                         Financial Officer

Date:  August 13, 2002



NOTE: Mr. Jones became a director of the Company in December 1999, and Chief Executive Officer of the Company in September 2001. Mr. Carter became Controller in June 1999, Vice President, Finance in November 2000, and Vice President, Finance and Chief Financial Officer in January 2002.